UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

S E M I - A N N U A L  R E P O R T

June 30, 2007

Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call
1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semi-Annual Report of your Fund.

As I write this letter in late August, the prices of many of our securities as of June 30, 2007 appear obsolete. We’ve often said that the stock market is an auction where daily prices are set in the short term by supply and demand; but, we don’t believe that daily price quotes are the final word on the values of companies.

We’ve been saying for over a year that we were in a transition period: The Federal Reserve’s interest rate actions would bring about a “soft landing” in the economy as opposed to a recession. Unfortunately what often occurs in these periods is that the stock market acts like a recession is imminent, even though the economy doesn’t.

We still believe we’re in a transition market. We believe the Fed will be able to contain the damage from this market fallout. Their action on 8/17/07 is a first step. The housing, mortgage, and hedge funds industries, to name three, will feel more pain than others. Still, what we’ve learned to be reliable is finding good companies at cheap prices. Sometimes you need to buy them, then, ignore what’s taking place in the market on a day-to-day basis. Finding good companies isn’t all that difficult to do. The frustration is when you buy a good company at a cheap price and, in the days and months following, it gets cheaper still.

For a number of years low interest rates made possible a cycle that has since become unsustainable. Mortgages and the securities based on mortgages were priced as if the old low rate environment would continue. As the Fed raised rates, the assumptions used to price those mortgages and securities (default rates, home price appreciation, and market appetite) failed. So now the normal buyers are on the sidelines trying to figure out how to price them. Their previous models don’t work and bids went away as they’ve tried to figure out what they’re worth. The lack of pricing and trades at lowball bids created fears about the asset quality of institutions like insurance companies and banks. For example, the assets of an insurance company are basically bonds and mortgages. If those instruments don’t trade, or begin to trade at lowball bids, how does one know the asset quality? Our approach is to look at the company’s assets and determine that with inflation at 2%, treasuries at 5%, we’d be willing to buy those assets at a 6.5% rate or a 7% rate, as is appropriate.

Leverage works both ways. When things are good, leverage can make them great. When things are bad, leverage can force strange behaviors. Most hedge funds are highly leveraged. So as holders of these mortgage securities that suddenly couldn’t be priced, they were forced to sell securities that could be priced, namely stocks, to meet the margin requirements on that leverage. As their selling forced stock prices lower, they had to sell more or simply shut their doors. Fortunately, we at

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Muhlenkamp don’t share those pressures as we’re neither a hedge fund nor leveraged.

So the bond and stock markets have been caught in this sort of limbo where things aren’t trading because the pricing models are being reset; furthermore, no one trusts the prices asked, so the bids are marked down. Good companies get caught up in either quality perception issues or in the tidal wave of selling just because they’re liquid. We think this provides an opportunity to buy good companies at a discount, including those companies that may benefit going forward by acquiring these mortgage-related securities at lowball bids. Right now, there are good companies selling cheap because some investors don’t know how to price them. Therefore, this is a great opportunity but it does take its toll on the stomach. Often in the past, a good stomach during such periods has been rewarded.

Ronald H. Muhlenkamp
President
August, 2007

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Average Annual Total Returns
as of June 30, 2007 (Unaudited)

	One	Three	Five	Ten	Fifteen	Since
Muhlenkamp Fund	Year	Year	Year	Year	Year	Inception*

Return Before Taxes	12.80%	11.30%	12.76%	12.01%	14.60%	13.87%
Return After Taxes on
Distributions**	12.66%	11.19%	12.70%	11.80%	14.32%	13.53%
Return After Taxes on
Distributions and Sale of
Fund Shares**	8.50%	9.74%	11.19%	10.69%	13.32%	12.70%

S&P 500***	20.59%	11.68%	10.71%	7.13%	11.19%	11.89%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.muhlenkamp.com.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

***
The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  One cannot invest directly in an index.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/96. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE
June 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 – 6/30/07).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE (Continued)
June 30, 2007 (Unaudited)

exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/2007	6/30/07	1/1/07 – 6/30/07*

Actual	$1,000.00	$1,043.30	$5.93
Hypothetical
(5% return before expenses)	1,000.00	1,018.49	5.86

* Expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS & LIABILITIES
June 30, 2007 (Unaudited)

ASSETS
INVESTMENTS, AT VALUE
(Cost $1,375,909,369)	$2,256,994,258
CASH	180
RECEIVABLE FOR FUND SHARES SOLD	1,013,758
DIVIDENDS RECEIVABLE	1,621,475
OTHER ASSETS	121,260
Total assets	2,259,750,931

LIABILITIES
OPTIONS WRITTEN, AT VALUE
(Premiums received $806,090)	208,000
PAYABLE FOR FUND SHARES REDEEMED	2,413,094
PAYABLE TO ADVISOR	1,769,000
ACCRUED EXPENSES AND OTHER LIABILITIES	494,782
Total liabilities	4,884,876
NET ASSETS	$2,254,866,055

NET ASSETS
PAID IN CAPITAL	1,300,982,498
ACCUMULATED INVESTMENT INCOME	2,444,279
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS
SOLD	69,756,299
NET UNREALIZED APPRECIATION ON:
Investments	881,084,889
Written options	598,090
NET ASSETS	$2,254,866,055
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $.001 par value)	24,799,318
NET ASSET VALUE PER SHARE	$90.92

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends		$20,560,152
Interest		114,737
Total investment income		20,674,889

EXPENSES:
Investment advisory fees	$11,350,251
Shareholder servicing and accounting costs	527,661
Reports to shareholders	98,801
Federal & state registration fees	26,014
Custody fees	45,453
Administration fees	550,250
Trustees’ fees and expenses	64,539
Auditor fees	15,750
Legal fees	55,718
Interest expense	1,380,845
Other	68,902
Total operating expenses before expense
reductions	14,184,184
Expense reductions (see Note 9)	(36,241)
Total expenses		14,147,943
NET INVESTMENT INCOME		6,526,946
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments		181,534,647
Change in unrealized appreciation (depreciation)
on:
Investments	(98,600,134)
Written options	184,251
		(98,415,883)
Net realized and unrealized gain on
investments		83,118,764
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$89,645,710

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006

OPERATIONS:
Net investment income	$6,526,946	$21,127,042
Net realized gain (loss) on investments sold	181,534,647	(16,338,099)
Change in unrealized appreciation
(depreciation) on investments and written
options	(98,415,883)	94,052,745
Net increase in net assets resulting from
operations	89,645,710	98,841,688

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	126,491,029	836,346,773
Dividends reinvested	—	22,468,690
Redemption fees	18,302	78,975
Cost of shares redeemed	(841,012,337)	(1,138,228,978)
Net increase (decrease) in net assets
resulting from capital share transactions	(714,503,006)	(279,334,540)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(24,255,251)
Net decrease in net assets resulting from
distributions to shareholders	—	(24,255,251)
Total increase (decrease) in net assets	(624,857,296)	(204,748,103)
NET ASSETS:
Beginning of year	2,879,723,351	3,084,471,454
End of period	$2,254,866,055	$2,879,723,351

ACCUMULATED NET INVESTMENT
INCOME (LOSS):	$2,444,279	$(4,082,667)

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003		2002
	(Unaudited)
NET ASSET VALUE, BEGINNING OF
YEAR	$87.15		$84.44	$78.97	$63.51	$42.89		53.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.22		0.64 (1)	0.76 (1)	0.11 (2)	(0.02	)(2)	(0.06	)(1)
Net realized and unrealized gains
(losses) on investments	3.55		2.81	5.47	15.46	20.64		(10.60)
Total from investment operations	3.77		3.45	6.23	15.57	20.62		(10.66)
LESS DISTRIBUTIONS:
From net investment income	—		(0.74)	(0.76)	(0.11)	—		—
Total distributions	—		(0.74)	(0.76)	(0.11)	—		—

NET ASSET VALUE, END OF YEAR	$90.92		$87.15	$84.44	$78.97	$63.51		$42.89

TOTAL RETURN	4.33	%(4)	4.08%	7.88%	24.51%	48.07%		(19.92%)
NET ASSETS, END OF PERIOD (in
millions)	$2,255		$2,880	$3,084	$1,992	$1,157		$600
RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS(3)	1.17	%(5)	1.06%	1.06%	1.14%	1.18%		1.17%
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS	0.54	%(5)	0.69%	1.02%	0.16%	(0.04%)		(0.10%)
PORTFOLIO TURNOVER RATE	3.99%		11.58%	6.05%	7.00%	9.15%		11.17%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3)
The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2007 and the years ended December 31, 2006, 2005, 2004, 2003, and 2002 were 1.18%, 1.06% ,1.06%, 1.14%, 1.18%, and 1.18% respectively (See Note 9).

(4)	Not annualized
(5)	Annualized

BROKER COMMISSIONS (UNAUDITED)

Some people have asked how much the Muhlenkamp Fund pays in commissions:

For the six months ended June 30, 2007 the Fund paid $342,311 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the operating expense ratio from 1.17% to 1.20%.

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

COMMON STOCK — 99.6%
Automobiles & Components — 4.5%
Harley-Davidson, Inc.	400,000	$23,844,000
National R.V. Holdings, Inc. (a)	418,350	610,791
Thor Industries, Inc.	1,307,100	59,002,494
Winnebago Industries, Inc.	568,200	16,773,264
		100,230,549

Banks — 2.3%
Washington Mutual, Inc.	1,211,687	51,666,334

Capital Goods — 9.6%
Caterpillar, Inc.	920,000	72,036,000
Eagle Materials, Inc.	103,996	5,101,004
Graco, Inc.	206,707	8,326,158
Rush Enterprises, Inc. – Class A (a)	186,605	4,053,061
Rush Enterprises, Inc. – Class B (a)	282,005	5,905,185
Terex Corp. (a)	1,128,200	91,722,660
Wesco International, Inc. (a)	500,000	30,225,000
		217,369,068
Consumer Durables — 4.8%
Polaris Industries, Inc.	319,200	17,287,872
Stanley Furniture Co., Inc.	621,800	12,771,772
Whirlpool Corp.	701,400	77,995,680
		108,055,324
Diversified Financials — 17.8%
Capital One Financial Corp.	954,700	74,886,668
Citigroup, Inc.	1,770,000	90,783,300
Countrywide Financial Corp.	2,991,998	108,759,127
Merrill Lynch & Company, Inc.	1,281,700	107,124,486
Morgan Stanley	243,000	20,382,840
		401,936,421
Energy — 22.2%
Anadarko Petroleum Corp.	2,085,600	108,430,344
ConocoPhillips	1,695,400	133,088,900
Devon Energy Corp.	1,337,700	104,728,533

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2007 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

Energy — 22.2% (Continued)
Nabors Industries, Ltd. (a)(b)	3,180,000	$106,148,400
Patterson-UTI Energy, Inc.	1,826,400	47,869,944
		500,266,121

Food Beverage & Tobacco — 3.9%
Altria Group, Inc.	1,265,580	88,767,781
Health Care Equipment & Services — 4.8%
UnitedHealth Group, Inc.	2,131,200	108,989,568

Homebuilding — 5.9%
Meritage Corp. (a)	983,200	26,300,600
NVR, Inc. (a)	95,000	64,576,250
Toll Brothers, Inc. (a)(c)	1,656,000	41,366,880
		132,243,730

Insurance — 8.4%
The Allstate Corp.	1,220,200	75,054,502
American International Group, Inc.	1,146,100	80,261,383
Fidelity National Title Group, Inc.	1,403,908	33,272,620
		188,588,505

Materials — 11.4%
BHP Billiton, Ltd. – ADR	1,510,100	90,228,475
Cemex S.A. de C.V. – ADR (a)	3,304,914	121,951,320
Chaparral Steel Co.	403,800	29,021,106
NovaGold Resources, Inc. (a)(b)	634,700	9,539,541
RTI International Metals, Inc. (a)	89,400	6,738,078
		257,478,520

Pharmaceuticals & Biotechnology – 0.1%
Marshall Edwards, Inc. (a)(b)	75,607	232,113
Novogen, Ltd. – ADR (a)	250,360	2,108,031
		2,340,144

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2007 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

Software & Services — 2.0%
Fidelity National Information Services	836,797	$45,421,341
OpenTV Corp. – Class A (a)	200,000	424,000
		45,845,341

Technology Hardware & Equipment — 1.9%
Cisco Systems, Inc. (a)	60,000	16,710,000
Harris Corp.	200,000	10,910,000
Intel Corp.	16,000	380,160
International Business Machines Corp.	140,000	14,735,000
		42,735,160
Total Common Stocks
(Cost $1,365,427,677)		2,246,512,566

Name of Issuer or Title of Issue	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.5%
Prudential Funding Commercial Paper
5.122%, due 7/02/2007	$6,768,000	$6,767,037
United States Treasury Bill
4.625%, due 08/02/2007	3,730,000	3,714,655
Total Short-Term Investments
(Cost $10,481,692)		10,481,692
TOTAL INVESTMENTS
(Cost $1,375,909,369) — 100.1%		2,256,994,258
LIABILITIES IN EXCESS OF OTHER
ASSETS — (0.1)%		(2,128,203)
TOTAL NET ASSETS — 100.0%		$2,254,866,055

ADR American Depository Receipt
(a) Non income producing.
(b) Foreign company.
(c) Shares are held to cover all or a portion of corresponding written option contract.

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF OPTIONS WRITTEN
June 30, 2007 (Unaudited)

Contracts
Name of Issuer or Title of Issue (100 Shares Per Contract)		Value

WRITTEN CALL OPTIONS — 0.0%
Toll Brothers, Inc.
Expiration January 2008,
Exercise Price $35.00	1,000	$30,000
WRITTEN PUT OPTIONS — 0.0%
Toll Brothers, Inc.
Expiration January 2008,
Exercise Price $35.00	178	178,000

Total Options Written
(Premiums received $806,090) — 0.0%		$208,000

See notes to financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 2007 (Unaudited)

1.	ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a.
Investment Valuations — Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

e.
Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

f.
Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.
Options Transactions — The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Co., Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. Effective January 1, 2007, the Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.9% per annum on Fund net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. During the six months ended June 30, 2007 and the year ended December 31, 2006, total expenses of $1,077,911 and $2,439,595, respectively, related to such services were performed by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for the Fund.

4.	LINE OF CREDIT
The Fund has established an unsecured line of credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 30, 2008, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

the Fund are subject to a $100 million cap on the total LOC. The interest rate paid on outstanding borrowings is equal to Prime, which was 8.25% as of June 30, 2007. Average borrowings during the year were $32,574,978. At June 30, 2007, there were no borrowings by the Fund outstanding under the LOC.

5.	CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006

Shares outstanding, beginning of year	33,043,819	36,528,358
Shares sold	1,470,348	9,854,275
Dividends reinvested	—	256,580
Shares redeemed	(9,714,849)	(13,595,394)
Shares outstanding, end of year	24,799,318	33,043,819

6.	OPTION CONTRACTS WRITTEN
The number of option contracts written and the premiums received by the Fund during the six months ended June 30, 2007, were as follows:

Number of Contracts Premiums Received

Options outstanding, beginning of year	2,000	$1,317,839
Options written	—	—
Options closed	—	—
Options exercised	822	(511,749)
Options expired	—	—
Options outstanding, end of year	1,178	$806,090

7.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2007, were as follow:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other

—	$97,888,675	—	$840,487,637

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

8.	FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2006, the Fund had capital loss carryovers as follows:

Net Capital	Capital Loss
Loss Carryovers*	Carryover Expiration

$ 3,833,114	12/31/2009
17,656,856	12/31/2010
18,459,729	12/31/2011
12,339,605	12/31/2012
40,431,141	12/31/2013
17,669,785	12/31/2014
$ 110,390,230

* Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$1,929,945,831
Gross tax unrealized appreciation	$1,026,523,892
Gross tax unrealized depreciation	(52,089,122)
Net tax unrealized appreciation	$974,434,770
Undistributed ordinary income	$228,763
Undistributed long-term capital gain	—
Total distributable earnings	$228,763
Other accumulated losses	$(110,425,686)
Total accumulated earnings	$864,237,847

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
 Six Months Ended June 30, 2007 (Unaudited)

due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

On December 28, 2006, a distribution of $.74 per share was declared and paid to shareholders of record as of December 27, 2006.

The tax character of distributions paid were as follows:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006

Ordinary income	$ —	$24,255,251

9.	EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the six months ended June 30, 2007, the Fund’s expenses were reduced $36,241 by utilizing minimum account maintenance fees, resulting in a decrease in the expenses being charged to shareholders.

10.	REDEMPTION FEE
Effective April 1, 2005, those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee. For the six months ended June 30, 2007, the Fund retained $18,302 in redemption fees which increased paid in capital.

11.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

12.	NEW ACCOUNTING PRONOUNCEMENTS
Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2007 (Unaudited)

of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2007

1.	QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ending December 31, 2006 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

2.	CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ending December 31, 2006 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

3.	INFORMATION FOR FOREIGN SHAREHOLDERS
For foreign shareholders in the Fund, for the year ended December 31, 2006, 1.54% of the ordinary distributions paid by The Muhlenkamp Fund qualify as interest related dividends under the Internal revenue Code Section 871(k)(l)(c).

4.	INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the Funds’ website at www.muhlenkamp.com, and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

5.	AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended
September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 E. Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wexford Trust

By (Signature and Title)     /s/  Ronald H. Muhlenkamp
                                                      Ronald H. Muhlenkamp, President

Date    09/06/07

By (Signature and Title)      /s/ James S. Head
                                                                      James S. Head, Treasurer

Date      09/06/07